EXHIBIT 77Q3 TO FORM N-SAR

Registrant Name: Phoenix-Equity Trust
File Number: 811-945
Registrant CIK Number: 0000034273

Sub-Item 77Q3


Because the electronic format for filing Form NSAR does not provide adequate space for responding to Items 72DD1, 72DD2, 73A1, 73A2, 74U1, 74U2, 74V1, and 74V2 correctly, the correct answers are as follows:


72DD1/72DD2-
Series   2 - Class A  $447, Class C $0, Class I $25
Series   4 - Class A  $103, Class C $0, Class I $0
Series   5 - Class A, Class B, Class C and Class I is zero
Series   6 - Class A  $792, Class B $0, Class C $11, Class I $145
Series   7 - Class A, Class B, Class C and Class I is zero
Series   8 - Class A  $3,598, Class B $44, Class C $12
Series   9 - Class A, Class B, Class C and Class I is zero.
Series 10 - Class A  $90, Class C $7, Class I $515
Series 11 - Class A, Class B, Class C and Class I is zero
Series 12 - Class A, Class C and Class I is zero
Series 13 - Class A, Class B and Class C is zero
Series 14 - Class A, Class B, Class C and Class I is zero
Series 15 - Class A, Class B, Class C and Class I is zero
Series 16 - Class A  $10,520, Class B $105, Class C $574
Series 17 - Class A, Class B, Class C is zero

73A1/73A2-
Series   2 - Class A  $0.0200, Class C $0, Class I $0.0480
Series   3 - Class A  $0.4500, Class B $0.3720, Class C $0.3720,
Class I $0.4770
Series   4 - Class A  $0.0130, Class C $0, Class I $0.0210
Series   5 - Class A, Class B, Class C and Class I is zero
Series   6 - Class A  $0.0810, Class B is zero, Class C $0.0040,
Class I $.1090
Series   7 - Class A, Class B, Class C and Class I is zero
Series   8 - Class A  $0.1280, Class B $0.0960, Class C $0.0960
Series   9 - Class A, Class B, Class C and Class I is zero
Series 10 - Class A  $0.0660, Class C $0.0280, Class I $0.0780
Series 11 - Class A, Class B, Class C and Class I is zero
Series 12 - Class A, Class C and Class I is zero
Series 13 - Class A, Class B and Class C is zero
Series 14 - Class A, Class B, Class C and Class I is zero
Series 15 - Class A, Class B, Class C and Class I is zero
Series 16 - Class A  $0.1800, Class B $0.1310, Class C $0.1310
Series 17 - Class A, Class B, Class C is zero



74U1/74U2-
Series   2 - Class A 21,541, Class C 5,919, Class I 546
Series   3 - Class A 2,847, Class B 429, Class C 153, Class I 5,045
Series   4 - Class A 7,448, Class C 577, Class I 9
Series   5 - Class A 5,789, Class B 305, Class C 712, Class I 0
Series   6 - Class A 9,320, Class B 843, Class C 2,754, Class I 1,063
Series   7 - Class A 2,942, Class B zero, Class C 158, Class I 7
Series   8 - Class A 27,821, Class B 417, Class C 121
Series   9 - Class A 6,397, Class B 651, Class C 354, Class I 96
Series 10 - Class A 1,363, Class C 251, Class I 6,330
Series 11 - Class A 2,546, Class B 383, Class C 357 and Class I 0 Series 12 - Class A 915, Class C 30, Class I 941
Series 13 - Class A 6,024, Class B 875 and Class C 2,768
Series 14 - Class A 1,264, Class B 95, Class C 387 Class I 2,104 Series 15 - Class A 13,333, Class B 611, Class C 394, Class I 592 Series 16 - Class A 57,892, Class B 772, Class C 4,322
Series 17 - Class A 23,857, Class B 499, Class C 205

74V1/74V2-
Series   2 - Class A $19.56, Class C $19.14, Class I $19.55.
Series   3 - Class A $10.21, Class B $10.01, Class C $10.04,
Class I $10.32
Series   4 - Class A $9.04, Class C $8.92, Class I $9.04
Series   5 - Class A $10.33, Class B $8.28, Class C $8.28, Class I $0
Series   6 - Class A $14.80, Class B $14.13, Class C $14.14,
Class I $14.81
Series   7 - Class A $11.04, Class B $0, Class C $10.85, Class I $11.04
Series   8 - Class A $7.80, Class B $7.86, Class C $7.93
Series   9 - Class A $12.70, Class B $11.20, Class C $11.19,
Class I $12.74
Series 10 - Class A $9.58, Class C $9.57, Class I $9.58
Series 11 - Class A $26.80, Class B $24.45, Class C $24.45 and
Class I $0
Series 12 - Class A $9.16, Class C $9.01, Class I $9.21
Series 13 - Class A $10.51, Class B $9.24 and Class C $9.23
Series 14 - Class A $13.14, Class B $12.36, Class C $12.38,
Class I 13.41
Series 15 - Class A $7.96, Class B $7.08, Class C $7.09, Class I 8.00 Series 16 - Class A $11.97, Class B $11.92, Class C $11.91
Series 17 - Class A $12.86, Class B $11.62, Class C $12.68